PROSPECTUS SUPPLEMENT -- May 26, 2004*

AXP Partners Small Cap Value Fund (July 30, 2003) S-6239-99 E (7/03)


The "Investment Manager" section regarding Franklin Portfolio Associates LLC

Franklin Portfolio

Effective immediately, Ian Arvin is no longer associated with the investment team from Franklin Portfolio Associates LLC (Franklin Portfolio) that manages a portion of the Fund's assets. There have been no other changes to the investment team from Franklin Portfolio.



S-6239-30 A (5/04)

*Valid until next prospectus update
Destroy July 30, 2004